UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2012

VIRGIN MEDIA INC.
(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	File No. 000-50886 (Commission File Number)	59-3778247 (IRS Employer Identification No.)

65 Bleecker Street, 6th Floor, New York, NY, 10012
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01	Financial Statements and Exhibits
SIGNATURES
Exhibits

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

By-law Amendment: Majority Voting

On and effective as of October 2, 2012, the Board of Directors of Virgin Media (the "Company"), unanimously approved an amendment to the Company's Amended and Restated By-Laws (as further amended and restated, the “By-laws”) to provide for majority voting (rather than plurality voting) in uncontested director elections. Accordingly, Sections 2, 5 and 9 of Article II and Section 1 of Article III of the Company's By-laws were amended to reflect this change.

The above summary of the revisions to Articles II and III of the By-laws is qualified in its entirety by reference to the By-laws, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits

1.	Amended and Restated By-laws of the Registrant as of October 2, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2012

VIRGIN MEDIA INC.

By:	/s/ Catherine Moroz
Name:	Catherine Moroz
Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit            Description

3.1            Amended and Restated By-laws of the Registrant as of October 2, 2012